Vanguard Morgan(TM)Growth Fund
Semiannual Report * March 31, 2002

STOCK

The Vanguard Group(R)

What You Can Control

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

Contents

Letter from the Chairman     1
Report from the Advisers     5
Fund Profile                 8
Glossary of Investment Terms 9
Performance Summary         10
Financial Statements        11
Advantages of Vanguard.com  23

Summary
* Vanguard Morgan Growth Fund earned 13.6% during the six months ended March 31, 2002. While slightly outpacing the broad stock market, your fund lagged the returns of its comparative measures.
* U.S. stocks posted strong returns almost across the board, with growth shares slightly outpacing value among large- capitalization stocks.
* Your fund's technology stocks made solid gains, but did not keep pace with the tech stocks in the benchmark index.

LETTER FROM THE CHAIRMAN

[PHOTO}
John J. Brennan

Fellow Shareholder,

During the six months ended March 31, 2002, stocks rebounded and VANGUARD(R) MORGAN(TM) GROWTH FUND posted a return of 13.6%. While this was an excellent return in absolute terms, especially for a six-month period, it was somewhat lower than the returns of your fund's average peer mutual fund and benchmark index.
     The table below shows the total returns (capital change plus reinvested dividends) for your fund; the average multi-capitalization growth fund; the Growth Fund Stock Index; and the overall U.S. stock market, as represented by the Wilshire 5000 Total Market Index. Also presented is the return for the fund's Admiral(TM) Shares, which offer a lower expense ratio to shareholders whose sizable, long-tenured accounts bring economies of scale and lower costs to the fund.
     Changes in the fund's net asset values and per-share distributions are shown in the table that follows this letter.

---------------------------------------------
Total Returns               Six Months Ended
                              March 31, 2002
---------------------------------------------
Vanguard Morgan Growth Fund
 Investor Shares                       13.6%
 Admiral Shares                        13.6
Average Multi-Cap Growth Fund*         14.1
Growth Fund Stock Index**              15.8
Wilshire 5000 Index                    13.5
---------------------------------------------
 *Derived from data provided by Lipper Inc.
**Reflects the returns of the average common stock holdings of the 50 largest growth-oriented mutual funds.

IN THE MARKETS:  STOCKS ROSE,  BONDS SAGGED
The broad U.S. stock market rallied during the semiannual period as investors recovered from the shock of the September 11 terrorist attacks. Small-capitalization stocks led the rebound, returning a stellar 25.9% (as measured by the Russell 2000 Index). Mid-cap stocks recorded similar gains. Large-cap stocks, which account for roughly 90% of the market's total capitalization, returned 11.9% (the Russell 1000 Index).
     Among large-cap stocks, growth-oriented shares--those that command high prices in relation to their earnings or book values--slightly outpaced value, gaining 12.2%, versus 11.8% for value stocks. However, leadership was reversed among small-caps, with value outperforming growth.

ECONOMIC GROWTH RESUMED
The rising stock market reflected economic improvement. The economy, after shrinking for the first time in a decade in the third quarter of 2001, expanded in the final three months of the year. Real (inflation-adjusted) gross domestic product grew at an annual rate of 1.7%. By one business group's estimate, the

1
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---------------------------------------------------------------
MARKET BAROMETER                                  Total Returns
                                   Periods Ended March 31, 2002
                                  -----------------------------
                                     Six        One        Five
                                  Months       Year      Years*
---------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)    11.9%       0.9%       10.3%
Russell 2000 Index (Small-caps)    25.9       14.0         9.5
Wilshire 5000 Index (Entire market)13.5        2.5         9.8
MSCI EAFE Index (International)     7.5       -8.5         1.3
---------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index         0.1%       5.4%        7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index 0.1        3.5         6.2
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index           1.1        3.1         4.8
===============================================================
CPI
Consumer Price Index                0.3%       1.5%        2.2%
---------------------------------------------------------------
*Annualized.

production of goods and services may have hit its low point in November. If so, the Conference Board said, the recession that officially began in March 2001 would have been "the mildest in U.S. history."
     Considerable fuel for the economic recovery came from the Federal Reserve Board. The central bank lowered its target for short-term interest rates three times during the six-month period. The final reduction left the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--at a 40-year low of 1.75%. Inflation remained dormant, making the Fed's aggressive action possible. After-tax corporate profits, however, were nearly 11% lower in the fourth quarter of 2001 than they had been one year earlier.

BONDS STRUGGLED
Bonds did not welcome the economic recovery. The Lehman Brothers Aggregate Bond Index, a measure of the entire taxable investment-grade U.S. bond market, returned a slight 0.1%, as falling prices almost fully offset interest payments.

--------------------------------------------------------------------------------
The recession may have been the mildest in U.S. history.
--------------------------------------------------------------------------------

     Bond prices fell because interest rates rose, except for those on very short-term money market securities. (Indeed, money market investors found themselves looking at some of the lowest returns in years owing to the Fed's rate-cutting, which pushed the yield of the 3-month Treasury bill down 59 basis points to 1.78% as of March 31.) The divergent moves of bond and money market yields were due at least in part to investors' expectation of future Fed rate hikes. The yield of the 10-year Treasury note surged 81 basis points to end the period at 5.40%.

FOR MORGAN GROWTH, LAG IN TECH MUTED A FINE PERFORMANCE
With a 13.6% return for the half-year, Vanguard Morgan Growth Fund kept pace with the broad stock market, but lagged its average peer by half a percentage point of return and its benchmark index by about 2 percentage points.

2
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     In absolute terms, it was a stellar six months for your fund,  which earned double-digit  gains in 7 out of 12  sectors  of the  stock  market.  Two  groups
produced   negative   returns  for  the  fund--the   utilities  sector  and  the
conglomerate companies that fall into the "other" category. But these groups together accounted for only about 6% of your fund's assets on average. The fund's four largest sector commitments--consumer discretionary, health care, financial services, and technology--registered returns ranging from about 8% to 20%.

--------------------------------------------------------------------------------
Your fund had double-digit gains in 7 out of 12 sectors and negative returns in only two.
--------------------------------------------------------------------------------

     However, while your fund's tech shares gained 18%, the tech stocks in the Growth Fund Stock Index returned 33%. This was the primary cause of the fund's shortfall relative to the index during the six months. The period saw good stock-picking by the fund's investment advisers in other sectors (notably health care) but it wasn't enough to offset the relative shortfall in technology.
     As noted above, the fund's return slightly lagged that of its average competitor for the six months. Over the long run, however, we are confident of our ability to build on the advantage provided by Vanguard's low costs. The expense ratio (annualized costs as a percentage of average net value) for your fund's Investor Shares is only 0.43%--one-quarter of the 1.62% average for the fund's peer group. Our Admiral Shares have an even lower expense ratio of 0.33%. This means that the average competing fund has to generate a gross return more than 1 percentage point higher than ours to match our return after expenses. Higher costs are an extra hurdle that competitors must overcome year in and year out.
     As you know, Morgan Growth Fund has three investment advisers. The table below shows the proportion of fund assets managed by each adviser as of March 31, 2002.

IN SUMMARY
The economy and the financial markets seem to have improved over the past six months. However, just as no one could have foreseen all that transpired in the past two years, no one can predict what will happen in the financial markets in the future. For this reason, we advocate managing what you can control by keeping investment costs down

-------------------------------------------------------
FUND ASSETS MANAGED                      March 31, 2002
                                -----------------------
                                $ Million    Percentage
-------------------------------------------------------
Wellington Management
 Company, llp                      $1,482           40%
Franklin Portfolio
 Associates, LLC                    1,305           35
Vanguard Quantitative
 Equity Group                         807           22
Cash Investments*                     147            3
-------------------------------------------------------
Total                              $3,741          100%
-------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks; each adviser also may maintain a modest cash position.

and by maintaining an investment mix appropriate for your financial situation, time horizon, and risk tolerance. Holding fast to a low-cost, diversified portfolio through both calm and turbulence helps stack the odds in your favor for reaching long-term financial goals.


Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

April 10, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: September 30, 2001-March 31, 2002

                                                                 Distributions
                                                                   Per Share
                                                             -------------------
                                 Starting         Ending        Income   Capital
                              Share Price    Share Price     Dividends     Gains
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund
 Investor Shares                   $12.71         $14.36        $0.075    $0.000
 Admiral Shares                     39.44          44.54         0.270     0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISERS
Vanguard Morgan Growth Fund benefited from the stock market's rebound during the six months ended March 31, 2002. The fund posted a 13.6% return, a welcome gain after the sharp declines posted in the previous year.
     The fund's return was in line with the 13.5% rise of the overall stock market, as measured by the Wilshire 5000 Index. However, we were a bit behind our average peer among multi-cap growth funds (+14.1%), and we lagged the Growth Fund Stock Index (+15.8%), a benchmark based on holdings of the 50 largest growth stock mutual funds.

THE INVESTMENT ENVIRONMENT
The gains during the fund's fiscal half-year were concentrated in the first three months--the final quarter of calendar 2001. These advances represented a partial comeback from a long decline that began early in 2000 and ended in late September, when markets plummeted in reaction to the September 11 terrorist attacks.
     The subsequent resurgence in economic activity was somewhat surprising. But the economy's growth was assisted by unusually mild winter weather, which boosted construction spending and helped consumers by reducing the out-of-pocket expense of home heating. However, you can't count on weather to always be a plus. Also, given that consumers really didn't reduce spending or pay off debt during the downturn, we don't expect a big surge in activity from them now.
     Thus, while most signs point to a continuation of the economic recovery, it doesn't appear that growth will be white-hot. A restrained recovery might slow the rebound in corporate profits, but would not be all bad for stocks. If the economy does not show signs of overheating, longer-term interest rates may not rise substantially, even if the Federal Reserve Board begins to boost short-term rates, as we (and nearly everyone else) expect it will.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
--------------------------------------------------------------------------------

THE FUND'S SUCCESSES
Our holdings generated gains during the six months in 10 of 12 industry categories. Our biggest increases, unfortunately, were in sectors where we held only small stakes: producer durables (it represented less than 4% of assets on average and rose 54%); auto & transportation (1.3% of assets; +45%); and materials & processing (0.8% of assets; +39%).
     Our strongest results relative to our benchmark index were in the health care group, where the Morgan Growth Fund had an average of 20.5% of assets during the half-year. Our gain of 8.4% in this sector was significantly ahead of the 2.4% return for health care stocks within the Growth Fund Stock Index.
     Among our top individual holdings were First Data, up nearly 50%; Citigroup, up about 23%; and Cisco Systems, which gained 39% after performing very poorly in the previous year.

THE FUND'S SHORTFALLS
Our shortfall versus the Growth Fund Stock Index was due mostly to investments in the technology sector. Our average weighting in tech stocks (18% of assets) was lower than that of the index (20% of assets), and our tech holdings earned about 18% during the six months, versus 33% for those in the index. Our modest underweighting in tech had helped the fund to avoid some of the carnage in the sector during the previous year, but then tech bounced back strongly during our fiscal half-year.
     The only industry sectors that generated losses for the fund were utilities (-25%) and the "other" category (-8%), which is dominated by a few conglomerates. Among our utilities stocks were several telecommunications firms whose stocks were hammered during the half-year, including WorldCom Group (-55%) and Sprint (-35%). AOL Time Warner, our largest holding at the start of the fiscal year, was another significant disappointment, returning -28%. In the tech group we were hurt by negative returns in several significant holdings, including Comverse Technology (-38%) and VeriSign (-35%).

THE FUND'S POSITIONING
Compared with the Growth Fund Stock Index, the fund has no large industry "bets"--the assets we've committed to each sector are within about 3 percentage points of the index weightings. Therefore, we expect that individual stock-picking will, as usual, account for most of the variance--positive or negative--between our return and that of our benchmark.
     Compared with both the index and the overall market, we are modestly overweighted in the consumer discretionary, health care, and the financial services industry groupings. Among consumer discretionary stocks, we have significant exposure to retailers and media companies. Our health care holdings are a diverse group--we've been adding to some health-services and medical-device companies, while paring back some pharmaceutical stakes.

     We're modestly underweighted versus the Growth Fund Stock Index in the technology, consumer staples, and utilities sectors. Poor fundamentals and high valuations in the tech sector make us a bit wary of this group, although we have added some new tech-related names, including Electronic Arts and Lexmark. Continuing problems in the telecom portion of the utilities sector are the main reason we're underweighted there.

Wellington Management Company, llp
Franklin Portfolio Associates, LLC
Vanguard Quantitative Equity Group

April 15, 2002

Fund Profile                                                As of March 31, 2002
  for Morgan Growth Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                Best       Wilshire
                                    Fund        Fit*           5000
-------------------------------------------------------------------
Number of Stocks                     330       1,280          5,948
Median Market Cap                 $30.8B      $32.2B         $32.8B
Price/Earnings Ratio               36.1x       37.9x          32.6x
Price/Book Ratio                    3.7x        3.9x           3.3x
Yield                                           0.8%           1.3%
 Investor Shares                    0.3%
 Admiral Shares                     0.5%
Return on Equity                   20.4%       22.7%          22.0%
Earnings Growth Rate               18.9%       15.5%          12.5%
Foreign Holdings                    4.5%        0.0%           0.0%
Turnover Rate                      83%**          --             --
Expense Ratio
 Investor Shares                 0.43%**          --             --
 Admiral Shares                  0.33%**          --             --
Cash Investments                    1.3%          --             --
-------------------------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Citigroup, Inc.                         3.0%
 (banking)
Microsoft Corp.                         2.9
 (computer software)
AOL Time Warner Inc.                    2.3
 (media)
First Data Corp.                        2.2
 (financial services)
Cisco Systems, Inc.                     2.1
 (computer hardware)
American International Group, Inc.      2.1
 (insurance)
Pharmacia Corp.                         2.0
 (pharmaceuticals)
Liberty Media Corp.                     1.9
 (media)
Home Depot, Inc.                        1.9
 (retail)
Pfizer, Inc.                            1.7
 (pharmaceuticals)
--------------------------------------------
Top Ten                                22.1%
--------------------------------------------

--------------------------------------------
VOLATILITY MEASURES

                       Best        Wilshire
               Fund    Fit*   Fund     5000
--------------------------------------------
R-Squared      0.96    1.00   0.95     1.00
Beta           0.93    1.00   1.22     1.00
--------------------------------------------

--------------------
INVESTMENT FOCUS

Market Cap--Large
Style--Growth
--------------------


-------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                          Best       Wilshire
                              Fund        Fit*           5000
-------------------------------------------------------------
Auto & Transportation         1.6%        1.8%           2.3%
Consumer Discretionary       20.6        16.9           15.0
Consumer Staples              4.2         6.0            6.9
Financial Services           19.3        19.1           21.0
Health Care                  22.7        18.2           13.9
Integrated Oils               1.7         2.3            3.8
Other Energy                  1.1         2.4            2.2
Materials & Processing        0.9         1.4            3.5
Producer Durables             4.6         3.6            3.9
Technology                   17.2        19.9           15.1
Utilities                     3.5         4.8            7.3
Other                         2.6         3.6            5.1
--------------------------------------------------------------
*Growth Fund Stock Index.
**Annualized.

Visit our website
www.vanguard.com
for regularly updated
fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         As of March 31, 2002
  for Morgan Growth Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) September 30, 1991-March 31, 2002

        Morgan Growth Fund    Growth Fund
         Investor Shares      Stock Index
1992 --       8.8                 8.9
1993 --      14.3                21.1
1994 --       0.9                 4.3
1995 --      32.3                30.6
1996 --      20.1                16.7
1997 --      37.1                41.5
1998 --      -3.0                 1.1
1999 --      37.1                34.1
2000 --      24.8                24.5
2001 --     -35.6               -41.2
2002*--      13.6                15.8
--------------------------------------------------------------------------------
*Six months ended March 31, 2002.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2002

                                                               Ten Years
                                    One     Five   -----------------------------
                Inception Date     Year    Years   Capital     Income     Total
--------------------------------------------------------------------------------
Morgan Growth Fund
 Investor Shares    12/31/1968   -1.20%    9.95%    10.98%      1.06%    12.04%
 Admiral Shares      5/14/2001  -10.38*       --        --         --        --
--------------------------------------------------------------------------------
*Return since inception.


10
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FINANCIAL STATEMENTS
  March 31, 2002 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
MORGAN GROWTH FUND                                        Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.8%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (1.5%)
* FedEx Corp.                                            501,400     $   29,131
* Ryanair Holdings PLC ADR                               341,600         10,251
  Union Pacific Corp.                                     84,700          5,263
* Easyjet Airline Co. Ltd.                               492,113          3,704
* Atlantic Coast Airlines
   Holdings Inc.                                         113,100          2,712
  Harley-Davidson, Inc.                                   46,300          2,553
  PACCAR, Inc.                                            12,600            922
  TRW, Inc.                                               10,000            515
  General Motors Corp.                                     7,200            435
                                                                      ---------
                                                                         55,486
                                                                      ---------

CONSUMER DISCRETIONARY (19.6%)
* AOL Time Warner Inc.                                 3,573,100         84,504
* Liberty Media Corp.                                  5,612,600         70,943
  Home Depot, Inc.                                     1,427,950         69,413
* USA Networks, Inc.                                   1,079,200         34,286
  Target Corp.                                           738,100         31,827
* EchoStar Communications Corp.
   Class A                                             1,101,700         31,200
* Clear Channel
   Communications, Inc.                                  574,654         29,543
* Bed Bath & Beyond, Inc.                                705,000         23,794
* Viacom Inc. Class B                                    464,088         22,448
* Staples, Inc.                                        1,069,800         21,364
* Kohl's Corp.                                           295,500         21,025
  Wal-Mart Stores, Inc.                                  334,500         20,502
  Kimberly-Clark Corp.                                   293,400         18,968
* Cendant Corp.                                          938,808         18,025
* Best Buy Co., Inc.                                     212,400         16,822
* Michaels Stores, Inc.                                  441,200         16,677
  News Corp. Ltd. ADR                                    670,000         16,080
  E.W. Scripps Co. Class A                               180,000         14,782
  Knight Ridder                                          195,000         13,395
  Circuit City Stores, Inc.                              580,200         10,467
* eBay Inc.                                              182,800         10,354
* Tech Data Corp.                                        225,200         10,334
  Starwood Hotels &
   Resorts Worldwide, Inc.                               262,200          9,861
  Lowe's Cos., Inc.                                      205,400          8,933
* Electronic Arts Inc.                                   140,000          8,512
* General Motors Corp. Class H                           407,500          6,703
* Charter Communications, Inc.                           577,400          6,519
  McDonald's Corp.                                       192,200          5,334
  Darden Restaurants Inc.                                118,600          4,814
* Office Depot, Inc.                                     241,500          4,794
  Waste Management, Inc.                                 163,900          4,466
  R.R. Donnelley & Sons Co.                              141,100          4,388
* AutoZone Inc.                                           59,500          4,097
* Federated Department Stores, Inc.                       95,700          3,909
  Wendy's International, Inc.                            104,000          3,638
  Pennzoil-Quaker State Co.                              144,100          3,094
  New York Times Co. Class A                              63,600          3,044
* Activision, Inc.                                        93,150          2,779
* Convergys Corp.                                         91,500          2,706
  Eastman Kodak Co.                                       84,300          2,628
  TJX Cos., Inc.                                          64,800          2,593

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
MORGAN GROWTH FUND                                        Shares          (000)
--------------------------------------------------------------------------------
  The McGraw-Hill Cos., Inc.                              33,000     $    2,252
* THQ Inc.                                                45,800          2,249
* Ticketmaster Class B                                    70,000          2,071
  Liz Claiborne, Inc.                                     68,800          1,951
  The Walt Disney Co.                                     83,200          1,920
* Yahoo! Inc.                                            101,700          1,878
  Family Dollar Stores, Inc.                              54,100          1,813
  Mattel, Inc.                                            85,800          1,788
  Sears, Roebuck & Co.                                    33,000          1,692
  Whirlpool Corp.                                         22,300          1,685
* Metro One Telecommunications, Inc.                      59,800          1,516
  Tiffany & Co.                                           41,200          1,465
* TMP Worldwide, Inc.                                     40,100          1,382
* Tricon Global Restaurants, Inc.                         18,700          1,099
* University of Phoenix                                   25,000          1,046
* DoubleClick Inc.                                        86,700          1,040
  NIKE, Inc. Class B                                      16,900          1,014
* Amazon.com, Inc.                                        64,300            919
* Pixar, Inc.                                             24,000            883
  Ruby Tuesday, Inc.                                      31,100            723
* AutoNation, Inc.                                        50,000            696
  Viad Corp.                                               5,200            146
                                                                      ---------
                                                                        730,793
                                                                      ---------
CONSUMER STAPLES (4.0%)
  PepsiCo, Inc.                                          733,500         37,775
  Philip Morris Cos., Inc.                               700,800         36,911
  Procter & Gamble Co.                                   199,900         18,009
* Safeway, Inc.                                          262,600         11,822
  ConAgra Foods, Inc.                                    440,200         10,675
  Tyson Foods, Inc.                                      731,200          9,125
  R.J. Reynolds Tobacco
   Holdings, Inc.                                        108,800          7,045
  The Pepsi Bottling Group, Inc.                         210,800          5,453
* Performance Food Group Co.                             150,000          4,899
* Smithfield Foods, Inc.                                 141,100          3,683
  Fleming Cos., Inc.                                      65,400          1,465
  The Coca-Cola Co.                                       27,000          1,411
                                                                     ----------
                                                                        148,273
                                                                     ----------
FINANCIAL SERVICES (18.3%)
  Citigroup, Inc.                                      2,232,380        110,547
  First Data Corp.                                       928,500         81,012
  American International
   Group, Inc.                                         1,092,435         78,808
  Fannie Mae                                             531,200         42,432
  Ace, Ltd.                                              988,700         41,229
  Freddie Mac                                            632,700         40,094
  Bank of America Corp.                                  356,013         24,216
  MBNA Corp.                                             557,800         21,514
  MBIA, Inc.                                             263,500         14,411
  Aon Corp.                                              408,800         14,308
  St. Paul Cos., Inc.                                    310,800         14,250
  Progressive Corp. of Ohio                               79,300         13,213
* BISYS Group, Inc.                                      350,600         12,359
  Green Point Financial Corp.                            279,500         12,214
  Ambac Financial Group, Inc.                            202,700         11,973
  T. Rowe Price Group Inc.                               258,100         10,048
  First Tennessee National Corp.                         286,200         10,031
  Golden West Financial Corp.                            151,600          9,627
* Affiliated Computer Services, Inc.
   Class A                                               163,200          9,160
  The Goldman Sachs Group, Inc.                          100,000          9,025
  Fidelity National Financial, Inc.                      301,420          7,948
  Countrywide Credit Industries, Inc.                    176,761          7,910
* Concord EFS, Inc.                                      233,800          7,774
  John Hancock Financial
   Services, Inc.                                        164,300          6,275
* SunGard Data Systems, Inc.                             188,300          6,208
  Washington Mutual, Inc.                                179,800          5,957
  Radian Group, Inc.                                     120,400          5,909
* E*TRADE Group, Inc.                                    611,800          5,763
  The PMI Group Inc.                                      66,450          5,034
  UnionBanCal Corp.                                      112,055          4,933
  Deluxe Corp.                                           101,500          4,695
  Arthur J. Gallagher & Co.                              100,000          3,277
  Wells Fargo Co.                                         55,600          2,747
  Morgan Stanley Dean Witter & Co.                        47,500          2,722
  TCF Financial Corp.                                     50,000          2,631
  Marsh & McLennan Cos., Inc.                             20,200          2,277
  Equifax, Inc.                                           75,600          2,260
  MGIC Investment Corp.                                   32,400          2,217
* DST Systems, Inc.                                       44,000          2,191
  Household International, Inc.                           36,000          2,045
  NDCHealth Corp.                                         53,100          1,932
  Old Republic International Corp.                        52,300          1,672
* eFunds Corp.                                           103,994          1,669
  First American Corp.                                    63,400          1,349
  Charter One Financial                                   34,700          1,083
* Digital Insight Corp.                                   35,000            964
  UnumProvident Corp.                                     32,700            913
  CIGNA Corp.                                              8,200            831
  Union Planters Corp.                                    17,300            820
  Global Payments Inc.                                    21,700            795
  Whitney Holdings                                        14,700            733
  Merrill Lynch & Co., Inc.                               10,000            554
  Bank One Corp.                                           8,100            338
* HomeStore.com, Inc.                                     57,600            156
* Fiserv, Inc.                                             1,800             83
                                                                     ----------
                                                                        685,136
                                                                     ----------

HEALTH CARE (21.5%)
  Pharmacia Corp.                                      1,647,100         74,251
  Pfizer, Inc.                                         1,644,250         65,342
  AstraZeneca Group PLC ADR                              755,000         37,440
  Baxter International, Inc.                             612,100         36,432
  UnitedHealth Group Inc.                                451,800         34,527

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
                                                          Shares          (000)
--------------------------------------------------------------------------------
  Johnson & Johnson                                      516,632    $    33,555
* Tenet Healthcare Corp.                                 464,200         31,111
  Wyeth                                                  432,100         28,367
* Gilead Sciences, Inc.                                  779,600         28,058
  Cardinal Health, Inc.                                  394,475         27,964
* Forest Laboratories, Inc.                              296,000         24,183
  Becton, Dickinson & Co.                                622,400         23,477
  Abbott Laboratories                                    405,700         21,340
  Merck & Co., Inc.                                      359,200         20,683
  Serono SA ADR                                          875,000         19,600
  AmerisourceBergen Corp.                                277,000         18,919
  Beckman Coulter, Inc.                                  355,000         18,130
* Genzyme Corp.-General Division                         408,900         17,857
  McKesson Corp.                                         474,500         17,761
* St. Jude Medical, Inc.                                 180,000         13,887
  Mylan Laboratories, Inc.                               461,000         13,581
* Triad Hospitals, Inc.                                  350,000         12,033
* Guidant Corp.                                          260,800         11,298
* Caremark Rx, Inc.                                      568,600         11,088
  Schering-Plough Corp.                                  326,100         10,207
* Gambro AB                                            1,614,300          9,974
* Barr Laboratories, Inc.                                137,800          9,070
  C.R. Bard, Inc.                                        150,000          8,858
* Immunex Corp.                                          274,300          8,300
* Amersham PLC                                           706,233          7,729
* Pharmaceutical Product
   Development, Inc.                                     217,300          7,573
  Eli Lilly & Co.                                         96,400          7,346
* Henry Schein, Inc.                                     165,000          7,268
* Laboratory Corp. of America
   Holdings                                               75,000          7,190
  HCA Inc.                                               156,400          6,894
* Boston Scientific Corp.                                260,700          6,541
* Quest Diagnostics, Inc.                                 75,900          6,288
* Cerner Corp.                                           128,800          6,145
* Quintiles Transnational Corp.                          247,900          4,400
* IVAX Corp.                                             273,625          4,392
* Amgen, Inc.                                             71,200          4,249
* LifePoint Hospitals, Inc.                              109,700          4,055
* Alcon, Inc.                                            116,500          3,944
* Amylin Pharmaceuticals, Inc.                           345,300          3,456
* Respironics, Inc.                                       75,000          2,430
* Exelixis, Inc.                                         172,300          2,376
* Wellpoint Health Networks Inc.
   Class A                                                37,000          2,356
* IDEC Pharmaceuticals Corp.                              36,100          2,321
* Gene Logic Inc.                                        116,900          2,275
* Province Healthcare Co.                                 70,000          2,224
* Chiron Corp.                                            45,800          2,102
  Bristol-Myers Squibb Co.                                48,400          1,960
* Apogent Technologies Inc.                               70,700          1,745
* Edwards Lifesciences Corp.                              55,600          1,554
* Enzon, Inc.                                             30,000          1,329
* Varian Medical Systems, Inc.                            32,400          1,325
* MedImmune Inc.                                          33,500          1,318
* Biogen, Inc.                                            26,400          1,295
* Covance, Inc.                                           61,300          1,243
* Andrx Corp.-Andrx Group                                 25,800            979
  Medtronic, Inc.                                         21,200            958
* HEALTHSOUTH Corp.                                       26,700            383
* Zimmer Holdings, Inc.                                   10,960            373
* Cytyc Corp.                                              6,800            183
* Universal Health Services Class B                        1,200             50
                                                                     ----------
                                                                        805,542
                                                                     ----------

INTEGRATED OILS (1.6%)
  Marathon Oil Corp.                                     517,500         14,904
  ExxonMobil Corp.                                       307,000         13,456
  Amerada Hess Corp.                                     151,000         11,983
  Petrol Brasil ADR                                      237,500          5,921
  Phillips Petroleum Co.                                  80,400          5,049
  ChevronTexaco Corp.                                     54,310          4,903
  Occidental Petroleum Corp.                             146,600          4,273
                                                                    -----------
                                                                         60,489
                                                                    -----------

OTHER ENERGY (1.0%)
  Halliburton Co.                                        542,500          9,260
  Dynegy, Inc.                                           207,800          6,026
  Alberta Energy Company Ltd.                            100,000          4,390
* Smith International, Inc.                               62,100          4,207
  Williams Cos., Inc.                                    160,600          3,784
  Ocean Energy, Inc.                                     173,300          3,430
  Apache Corp.                                            49,500          2,816
  Baker Hughes, Inc.                                      64,200          2,456
  Valero Energy Corp.                                     31,600          1,565
* Noble Drilling Corp.                                    30,400          1,258
                                                                    -----------
                                                                         39,192
                                                                    -----------

MATERIALS & Processing (0.9%)
* Sealed Air Corp.                                       241,400         11,365
* Shaw Group, Inc.                                       366,300         10,073
  Newmont Mining Corp.                                   263,600          7,299
* Airgas, Inc.                                            97,500          1,960
  Engelhard Corp.                                         46,800          1,452
  Sherwin-Williams Co.                                    31,600            900
  Praxair, Inc.                                            7,200            431
                                                                    -----------
                                                                         33,480
                                                                    -----------

PRODUCER DURABLES (4.3%)
* Applied Materials, Inc.                                676,800         36,730
* KLA-Tencor Corp.                                       324,300         21,566
* Lexmark International, Inc.                            295,000         16,868
  United Technologies Corp.                              223,600         16,591
* LAM Research Corp.                                     465,300         13,643
  The Boeing Co.                                         269,000         12,979
* Nokia Corp. ADR                                        540,000         11,200
  Centex Corp.                                           131,100          6,808
* Waters Corp.                                           181,000          5,063

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
MORGAN GROWTH FUND                                        Shares          (000)
--------------------------------------------------------------------------------
* Tektronix, Inc.                                        195,400     $    4,623
* American Power Conversion Corp.                        268,100          3,963
  Goodrich Corp.                                          91,200          2,886
* ASML Holding                                            72,200          1,832
* Plantronics, Inc.                                       75,400          1,577
  York International Corp.                                43,500          1,562
* Novellus Systems, Inc.                                  23,100          1,251
* Agilent Technologies, Inc.                              29,800          1,042
  Caterpillar, Inc.                                       17,800          1,012
  Cooper Industries, Inc.                                 20,700            868
* Imagistics International Inc.                            8,808            140
                                                                   ------------
                                                                        162,204
                                                                   ------------

TECHNOLOGY (16.3%)
* Microsoft Corp.                                      1,769,463        106,716
* Cisco Systems, Inc.                                  4,709,800         79,737
  Intel Corp.                                          1,954,900         59,449
* Dell Computer Corp.                                  1,649,100         43,058
* Intuit, Inc.                                           724,500         27,792
  Electronic Data Systems Corp.                          352,300         20,430
  International Business
   Machines Corp.                                        147,800         15,371
* United Microelectronics Corp.
   ADR                                                 1,225,000         13,046
  Scientific-Atlanta, Inc.                               559,500         12,924
* nVIDIA Corp.                                           269,200         11,942
* Compuware Corp.                                        912,200         11,777
* Sanmina-SCI Corp.                                      991,800         11,654
  Texas Instruments, Inc.                                346,200         11,459
* Computer Sciences Corp.                                224,500         11,393
* Oracle Corp.                                           839,700         10,748
* NCR Corp.                                              238,400         10,668
* EMC Corp.                                              894,500         10,662
* PeopleSoft, Inc.                                       291,600         10,652
* Black Box Corp.                                        187,600          9,084
* Advanced Micro Devices, Inc.                           598,700          8,807
* Rational Software Corp.                                520,100          8,233
  Computer Associates
   International, Inc.                                   329,000          7,202
* UTStarcom, Inc.                                        247,100          6,481
* Unisys Corp.                                           486,500          6,144
* Comverse Technology, Inc.                              482,300          6,111
* Solectron Corp.                                        709,000          5,530
  Adobe Systems, Inc.                                    133,000          5,359
  Applied Biosystems Group-
   Applera Corp.                                         221,000          4,939
* QUALCOMM Inc.                                          123,800          4,660
  AVX Corp.                                              191,500          4,010
* NetIQ Corp.                                            179,400          3,913
* FLIR Systems, Inc.                                      70,000          3,343
* Conexant Systems, Inc.                                 276,900          3,337
* Internet Security Systems, Inc.                        139,600          3,190
  Hewlett-Packard Co.                                    170,900          3,066
* Rambus Inc.                                            390,300          3,040
* Intersil Corp.                                          89,400          2,534
  Harris Corp.                                            68,200          2,449
* Concurrent Computer Corp.                              284,300          2,363
* VeriSign, Inc.                                          84,500          2,282
* Integrated Circuit Systems, Inc.                       109,400          2,232
  Linear Technology Corp.                                 49,600          2,193
* Xilinx, Inc.                                            52,800          2,105
* National Semiconductor Corp.                            52,300          1,762
* Apple Computer, Inc.                                    73,100          1,730
* International Rectifier Corp.                           38,100          1,730
* Tellabs, Inc.                                          133,700          1,400
* Cadence Design Systems, Inc.                            61,600          1,393
* Analog Devices, Inc.                                    30,600          1,378
* Adaptec, Inc.                                           96,800          1,294
* Network Appliance, Inc.                                 57,800          1,178
* Siebel Systems, Inc.                                    35,700          1,164
  Compaq Computer Corp.                                  109,012          1,139
* WebEx Communications, Inc.                              62,200          1,023
* Altera Corp.                                            46,500          1,017
* Microchip Technology, Inc.                               6,900            289
* Advanced Fibre Communications, Inc.                      9,500            182
                                                                  -------------
                                                                        608,764
                                                                  -------------

UTILITIES (3.4%)
* Comcast Corp.-Special Class A                        1,066,024         33,900
* Cox Communications, Inc.
   Class A                                               291,800         10,983
  ALLTEL Corp.                                           197,100         10,949
* Korea Telecom Corp. ADR                                350,000          8,393
* Cablevision Systems Corp.-
   Rainbow Media Group                                   310,000          7,651
  Sprint Corp.                                           480,600          7,348
* AT&T Wireless Services Inc.                            819,800          7,337
* Korea Electric Power Corp. ADR                         660,000          6,956
* WorldCom, Inc.-WorldCom Group                          841,100          5,669
  CenturyTel, Inc.                                       155,950          5,302
  Duke Energy Corp.                                      138,000          5,216
  America Movil SA de CV
   Series L ADR                                          250,000          4,965
* SKY Perfect Communications Inc.                          4,500          4,244
  Entergy Corp.                                           88,800          3,855
* Mirant Corp.                                           130,300          1,883
  Telephone & Data Systems, Inc.                          10,500            927
                                                                   ------------
                                                                        125,578
                                                                   ------------

OTHER (2.4%)
  General Electric Co.                                 1,390,900         52,089
  Tyco International Ltd.                                598,200         19,334
* Aramark Corp. Class B                                  303,500          8,012
* Industria de Diseno Textil, S.A.                       203,990          3,835
* SPX Corp.                                               26,000          3,681

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
                                                          Shares          (000)
--------------------------------------------------------------------------------
  Minnesota Mining &
   Manufacturing Co.                                      25,100          2,887
  ITT Industries, Inc.                                    17,000          1,072
                                                                   ------------
                                                                         90,910
                                                                   ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $3,108,855)                                                    3,545,847
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (6.3%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
 Equity Receipts-
 Total Stock Market                                    1,055,400        111,988
Face Amount (000)

                                                     Face Amount
                                                           (000)
                                                     -----------
Federal Home Loan Mortgage Corp.
(2) 1.68%, 4/11/2002                                     $ 8,000          7,996

Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.91%, 4/1/2002--Note G                                  18,960         18,960
 1.92%, 4/1/2002                                          97,108         97,108
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
 (Cost $229,482)                                                        236,052
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
 (Cost $3,338,337)                                                    3,781,899
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     19,077
Liabilities--Note G                                                     (60,172)
                                                                      ----------
                                                                        (41,095)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $3,740,804
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.7% and 2.4%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                         Amount
                                                                          (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $4,214,489
Overdistributed Net Investment Income                                      (197)
Accumulated Net Realized Losses                                        (917,094)
Unrealized Appreciation--Note F
 Investment Securities                                                  443,562
 Futures Contracts                                                           44
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,740,804
================================================================================
Investor Shares--Net Assets
Applicable to 236,894,545 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $3,401,415
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $14.36
================================================================================
Admiral Shares--Net Assets
Applicable to 7,620,339 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $339,389
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $44.54
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              Morgan Growth Fund
                                                 Six Months Ended March 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends*                                                            $ 14,005
 Interest                                                                 1,059
 Security Lending                                                           116
--------------------------------------------------------------------------------
  Total Income                                                           15,180
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                                               1,821
  Performance Adjustment                                                   (211)
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                        5,328
   Admiral Shares                                                           380
  Marketing and Distribution
   Investor Shares                                                          265
   Admiral Shares                                                            14
 Custodian Fees                                                              25
 Auditing Fees                                                                6
Shareholders' Reports
  Investor Shares                                                            56
  Admiral Shares                                                              5
 Trustees' Fees and Expenses                                                  2
--------------------------------------------------------------------------------
  Total Expenses                                                          7,691
  Expenses Paid Indirectly--Note D                                         (383)
--------------------------------------------------------------------------------
  Net Expenses                                                            7,308
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,872
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold*                                           (182,374)
 Futures Contracts                                                        5,812
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (176,562)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  612,411
 Futures Contracts                                                        7,306
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        619,717
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 451,027
================================================================================
*Dividend income and realized net gain from affiliated companies were $694,000 and $198,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------
                                                              MORGAN GROWTH FUND
                             -----------------------------------------------------------------------
                                                Six Months                                     Year
                                                     Ended           Jan. 1 to                Ended
                                             Mar. 31, 2002      Sept. 30, 2001        Dec. 31, 2000
                                                     (000)               (000)                (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                             $ 7,872            $ 15,599             $ 40,239
 Realized Net Gain (Loss)                         (176,562)           (741,159)             647,265
 Change in Unrealized Appreciation (Depreciation)  619,717            (426,070)          (1,403,338)
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                       451,027          (1,151,630)            (715,834)
----------------------------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                                  (17,878)                 --              (38,655)
  Admiral Shares                                    (1,945)                 --                   --
 Realized Capital Gain*
  Investor Shares                                       --             (13,439)            (746,126)
  Admiral Shares                                        --                  --                   --
----------------------------------------------------------------------------------------------------
  Total Distributions                              (19,823)            (13,439)            (784,781)
----------------------------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                                   (60,901)           (483,688)           1,095,281
 Admiral Shares                                     37,649             320,610                   --
----------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                      (23,252)           (163,078)           1,095,281
----------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                         407,952          (1,328,147)            (405,334)
----------------------------------------------------------------------------------------------------
Net Assets
 Beginning of Period                             3,332,852           4,660,999            5,066,333
----------------------------------------------------------------------------------------------------
 End of Period                                  $3,740,804         $ 3,332,852           $4,660,999
====================================================================================================
*Includes fiscal 2000 short-term gain distributions  totaling  $240,845,000 that are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MORGAN GROWTH FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------
                                              Six Months
                                                   Ended   Jan. 1 to                Year Ended December 31,
For a Share Outstanding                         Mar. 31,   Sept. 30,    --------------------------------------------
Throughout Each Period                              2002        2001    2000         1999     1998     1997    1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $12.71      $17.08  $22.92       $19.72   $17.54   $15.63  $14.09
--------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                              .030         .06     .16          .14      .18     .160     .14
 Net Realized and Unrealized Gain (Loss)
  on Investments                                   1.695       (4.38)  (2.90)        6.29     3.61    4.435    3.07
--------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  1.725       (4.32)  (2.74)        6.43     3.79    4.595    3.21
--------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income              (.075)         --    (.15)        (.15)    (.18)   (.160)   (.14)
 Distributions from Realized Capital Gains            --        (.05)  (2.95)       (3.08)   (1.43)  (2.525)  (1.53)
--------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.075)       (.05)  (3.10)       (3.23)   (1.61)  (2.685)  (1.67)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $14.36      $12.71  $17.08       $22.92   $19.72   $17.54  $15.63
====================================================================================================================
Total Return                                      13.57%     -25.33% -12.51%       34.10%   22.26%   30.81%  23.30%
====================================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)             $3,401      $3,066  $4,661       $5,066   $3,555   $2,795  $2,054
 Ratio of Total Expenses to
  Average Net Assets                              0.43%*      0.41%*   0.40%        0.42%    0.44%    0.48%   0.51%
 Ratio of Net Investment Income to
  Average Net Assets                              0.42%*      0.49%*   0.73%        0.71%    0.96%    0.93%   0.97%
 Portfolio Turnover Rate                            83%*         53%     94%          65%      81%      76%     73%
====================================================================================================================
*Annualized.

MORGAN GROWTH FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended        May 14* to
                                                      Mar. 31,         Sept. 30,
For a Share Outstanding Throughout Each Period            2002              2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $39.44           $50.00
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                     .11              .12
 Net Realized and Unrealized Gain (Loss) on Investments   5.26           (10.68)
--------------------------------------------------------------------------------
Total from Investment Operations                          5.37           (10.56)
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                     (.27)              --
 Distributions from Realized Capital Gains                  --               --
--------------------------------------------------------------------------------
 Total Distributions                                      (.27)              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $44.54           $39.44
================================================================================
Total Return                                            13.61%          -21.12%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                     $339             $267
 Ratio of Total Expenses to Average Net Assets         0.33%**          0.34%**
 Ratio of Net Investment Income to Average Net Assets  0.52%**          0.56%**
 Portfolio Turnover Rate                                 83%**              53%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Effective in 2001, the fund's fiscal year-end changed from December 31 to September 30.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to an index of the equity holdings of the largest growth stock mutual funds.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $264,000 for the six months ended March 31, 2002.
     For the six months ended March 31, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund's average net assets before a decrease of $211,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $658,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.66% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $377,000 and $6,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended March 31, 2002, the fund purchased $1,512,041,000 of investment securities and sold $1,469,849,000 of investment securities, other than temporary cash investments.
     At September 30, 2001, the fund had available realized losses of $748,984,000 to offset future net capital gains through September 30, 2010.

F. At March 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $443,562,000, consisting of unrealized gains of $744,779,000 on securities that had risen in value since their purchase and $301,217,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2002, the aggregate settlement value of open futures contracts expiring in June 2002, and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                               (000)
                                                 -------------------------------
                                                   Aggregate          Unrealized
                                Number of         Settlement        Appreciation
Futures Contracts          Long Contracts              Value      (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                          25            $ 7,183              $(134)
S&P MidCap 400 Index                  106             28,750                178
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at March 31, 2002, was $18,163,000, for which the fund held cash collateral of $18,960,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                       Six Months Ended          Jan. 1 to          Year Ended
                         Mar. 31, 2002        Sept. 30, 2001      Dec. 31, 2000
                    ----------------------  ------------------  ----------------
                     Amount       Shares     Amount    Shares    Amount   Shares
                      (000)        (000)      (000)     (000)     (000)    (000)
--------------------------------------------------------------------------------
Investor Shares
Issued            $ 181,451       12,800  $ 408,416    25,596$1,462,014   65,713
Issued in Lieu of
 Cash Distributions  17,165        1,186     12,965       893   756,571   41,615
Redeemed           (259,517)     (18,264)  (905,069)  (58,246(1,123,304 (55,398)
                 ---------------------------------------------------------------
 Net Increase (Decrease)--
  Investor Shares   (60,901)      (4,278)  (483,688)  (31,757)1,095,281   51,930
                 ---------------------------------------------------------------
Admiral Shares
Issued               56,758        1,280    329,692     6,992        --      --
Issued in Lieu of
 Cash Distributions   1,823           40         --        --        --      --
Redeemed           (20,932)         (476)    (9,082)     (216)       --      --
                 ---------------------------------------------------------------
 Net Increase (Decrease)--
  Admiral Shares     37,649          844    320,610     6,776        --      --
--------------------------------------------------------------------------------

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

The Vanguard(R) Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts,
 New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

Standard & Poor's(R), S&P MidCap 400, S&P 500(R), and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
Trustees (Year Elected)

John J. Brennan (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

Charles D. Ellis (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JoAnn Heffernan Heisen (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

Alfred M. Rankin, Jr. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

[Vanguard Ship Logo]
The Vanguard Group(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q262 052002